Exhibit 10.59

SUBSCRIPTION AGREEMENT

This agreement may be entered into electronically or physically between you (the “Investor” or “Subscriber”) and Verb Technology Company, Inc. a Nevada corporation (the “Company”), for a subscription to purchase shares of common stock of the Company (the “Common Stock”).

SECTION I

1.	Instructions.

Each person considering subscribing for the Common Stock should carefully review the information and instructions set out in this Agreement.

2.	Subscription Agreement.

This Agreement will be executed upon the Subscriber and us electronically or physically countersigning. An electronic or physical copy of the Agreement will be made accessible to you. A second copy of the Agreement will be kept by us.

THE PRICE PER SHARE IS US$1.20. INVESTORS SHOULD REFER TO SECTION II PARAGRAPH 2 “ACCEPTANCE OF SUBSCRIPTION AND ISSUANCE OF COMMON STOCK” FOR A DESCRIPTION OF THE PROCESS BY WHICH THE COMPANY WILL ACCEPT SUBSCRIPTIONS.

3.	Purchase of Common Stock. The number of shares of Common Stock purchased under this Agreement, and the total purchase price of the Common Stock is specified in the signature page to this Agreement.

4.	Certain notices to Investors.

THE COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THE COMMON STOCK HAS RESTRICTIONS ON TRANSFERABILITY AS DESCRIBED HEREIN.

THE OFFER OF COMMON STOCK IN THE UNITED STATES IS BEING MADE PURSUANT TO RULE 506(B) OF REGULATION D OF THE SECURITIES ACT AND PARTICIPATION IN THE OFFERING IS LIMITED TO (I) INSIDE THE UNITED STATES TO “ACCREDITED INVESTORS” (AS DEFINED UNDER THE SECURITIES ACT, RULE 506 OF REGULATION D) CONSIDERED “A SAFE HARBOR” FOR THE PRIVATE OFFERING EXEMPTION OF SECTION 4(A)(2) OF THE SECURITIES ACT AS AMENDED AND (II) NON-U.S. PERSONS (AS DEFINED IN SECTION 902 OF REGULATION S UNDER THE SECURITIES ACT) IN AN OFFSHORE TRANSACTION IN RELIANCE ON REGULATIONS OF THE SECURITIES ACT.

Verb Technology Company, Inc. – Subscription Agreement

THE COMMON STOCK IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD, EXCEPT (A) IF THE HOLDER IS A U.S. PERSON, UNTIL THE DATE PERMITTED BY APPLICABLE FEDERAL, STATE AND FOREIGN SECURITIES LAWS (THE “LOCK-UP PERIOD”); (B) IF THE HOLDER IS A NON-U.S. PERSON, TO OTHER NON-U.S. PERSONS OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR RULE 904 UNDER THE SECURITIES ACT AND SUBJECT TO COMPLIANCE WITH APPLICABLE LAWS IN OTHER JURISDICTIONS AND THAT DOES NOT INVOLVE ANY U.S. PERSONS AS PURCHASERS OR AS ULTIMATE BENEFICIAL OWNERS OF THE COMMON STOCK (WHETHER DIRECTLY OR INDIRECTLY); OR (C) TO THE COMPANY OR ANY SUBSIDIARY THEREOF AND, IN EACH CASE, AS PERMITTED UNDER APPLICABLE LAWS AND REGULATIONS OR PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. POST THE LOCK-UP PERIOD NO COMMON STOCK MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT COVERING THE COMMON STOCK UNDER THE ACT, AND RELEVANT STATE SECURITIES LAWS, OR AN ACCEPTABLE OPINION OF LEGAL COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND UNDER THE SECURITIES LAWS OF ALL RELEVANT STATES. PERSONS PURCHASING AS NON-U.S. PERSONS WILL BE ENTITLED TO RESELL THEIR COMMON STOCK TO OTHER NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION (IN COMPLIANCE WITH RULE 903 OR RULE 904 AND ANY APPLICABLE FOREIGN SECURITIES LAWS REQUIREMENTS) AND NOT TO ANY U.S. PERSONS AS PURCHASERS OR AS ULTIMATE BENEFICIAL OWNERS OF THE COMMON STOCK (WHETHER DIRECTLY OR INDIRECTLY).

THE PURCHASE OF COMMON STOCK INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF LOSS OF THEIR ENTIRE INVESTMENT.

5.	Price.

The price per shares of Common Stock is US$1.20. Investors whose Common Stock subscriptions have been accepted and payment received, will receive digital delivery of the Common Stock from the Company’s stock transfer agent.

6.	Payment.

Payment shall be made in USD by bank wire transfer.

Verb Technology Company, Inc.

2210 Newport Blvd Ste. 200

Newport Beach, CA 92663

Bank of America

222 Broadway

New York, NY 10038

Account Number:

3251 3664 5292

Swift Code US$ Inbound:

BOFAUS3N

Routing / Transit (ABA) Numbers:

Wires: 026009593

Verb Technology Company, Inc. – Subscription Agreement

SECTION II

SUBSCRIPTION AGREEMENT AND INVESTOR DECLARATION, REPRESENTATIONS AND WARRANTIES

1.	Application for Common Stock. The Subscriber (the “Subscriber” or “Purchaser” or “Investor”) hereby applies for and agrees to purchase the number of shares of Common Stock indicated in the Subscriber’s signature page to this Agreement, at a price of US$1.20 per share.

2.	Acceptance of Subscription and Issuance of Common Stock. It is understood and agreed that the Company shall have the sole right, in its complete discretion, to accept or reject this subscription, in whole or in part, for any reason. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any Common Stock to any person, who has not provided adequate documentation to verify his/her identification for purposes of compliance with Know Your Customer (KYC)/Anti-Money Laundering (AML) laws, or who is a resident of a jurisdiction in which the issuance of Common Stock to him or her would constitute a violation of law in that jurisdiction.

3.	Adoption of Company Documents. The Subscriber hereby accepts, adopts, and agrees to be bound by each and every provision contained in the Company’s Certificate of Incorporation and other corporate governing documents of the Company.

4.	Representations and Warranties of the Company. The Company represents and warrants that:

(a) It is duly incorporated as a corporation, validly existing and in good standing under the laws of Nevada, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the operation of business as it is currently being conducted.

(b) It has duly authorized the issuance and sale of the Common Stock upon the terms of their offer by all requisite corporate action.

(c) No representation or warranty by the Company in this Agreement, and no statement by an officer of the Company contained in any document, certificate or other writing furnished to the Subscriber in connection with the transactions contemplated hereby, when taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements herein or therein not misleading in light of the circumstances in which they are made.

Verb Technology Company, Inc. – Subscription Agreement

5.	Representations and Warranties of the Subscriber. By executing this Subscription Agreement, the Subscriber represents, warrants and certifies that:

	(a)	The Subscriber is purchasing the number of shares of Common Stock set forth in the Subscriber’s signature page to this Agreement, at a purchase price of US$1.20 per share.

	(b)	As of the date hereof, the Subscriber has received copies of, or was afforded the opportunity to examine all desired documents, books, and records relating to the Company. The Subscriber acknowledges that, as of the date hereof: (i) Subscriber is or was aware that the Company is subject to all the risks incident to the creation and development of a new business, (ii) Subscriber is or was aware that there are tax and economic variables and risks that could adversely affect investment in the Company, (iii) Subscriber, or Subscriber’s business, tax, and legal advisers, if any, have reviewed the documents and information relating to an investment in the Company and have advised Subscriber as to the merits and risks of such investment, (iv) Subscriber, or Subscriber’s advisers, have had ready access to any and all documents which the Subscriber deems relevant to the purchase of the Common Stock and not requested information, oral or written, has been withheld, (v) Subscriber has read and understands the risk factors included in, and the other contents of, the Company’s securities filings with the Securities & Exchange Commission, including, but not limited to, the Company’s most recent Quarterly Report filed on November 14, 2019 located at https://www.sec.gov/Archives/edgar/data/1566610/000149315219017511/form10-q.htm, and the Company’s Form S-3 filed on September 17, 2019, located at https://www.sec.gov/Archives/edgar/data/1566610/000149315219014191/forms-3.htm, (vi) the Company has made available to the Subscriber, during the course of the transaction, the opportunity to ask questions of, and receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of the offering of the Common Stock and the Company, and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

	(c)	The Subscriber is purchasing the Common Stock in the Subscriber’s own name and for the Subscriber’s own account and no other person has any interest in or right with respect to the Common Stock, nor has the Subscriber agreed to give any person any such interest or right in the future.

	(d)	The Subscriber is acquiring the Common Stock for investment and not with a view toward resale in connection with any distribution of the Common Stock.

	(e)	Any disposition of the Common Stock is subject to transfer restrictions imposed by federal, state and applicable foreign laws, and the Common Stock will be subject to such restrictions against sale.

	(f)	The Subscriber acknowledges that no agency, stock exchange, governmental authority, securities commission, or similar regulatory body, has reviewed, endorsed, or made any finding or determination as to the merit for investment in the Common Stock.

Verb Technology Company, Inc. – Subscription Agreement

(g)	Either (i) no portion of the assets used by it to purchase or hold the Common Stock constitutes assets of any (a) employee benefit plan that is subject to Title I of ERISA, (b) plan, individual retirement account, or other arrangement that is subject to Section 4975 of the Code or provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or (c) entity whose underlying assets are considered to include plan assets” of any such plan, account or arrangement or (ii) the purchase and holding of the Common Stock will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a similar violation under any applicable Similar Laws.

(h)	By reason of the Subscriber’s business and financial experience, the Subscriber is capable of evaluating the merits and risks of this investment and of protecting the Subscriber’s interest in connection with this investment.

(i)	If the Subscriber is an investor in the U.S., the Subscriber is an “accredited investor” under Rule 506(b) of Regulation D promulgated under the Securities Act of 1933 (the “Act”).

(j)	If the Subscriber is a person in Canada, the Subscriber is an accredited investor as defined in Section 1.1 of the National Instrument 45-106 Prospectus and Registration Exemptions of the Canadian Securities Administrators and shall comply with all accreditation requirements under the Canadian securities laws and regulations. If the Subscriber is a person not residing in the United States or Canada, the Subscriber satisfies the accredited investor or other standards applicable in such jurisdiction and shall comply with all accreditation requirements under the applicable foreign securities laws and regulations.

(k)	Upon request, the Subscriber shall provide all information and documentation necessary for the Company to comply with ongoing Anti-Money Laundering (“AML”) and Know Your Client (“KYC”) policies. The Company reserves the right to reject or cancel a Subscription Agreement if the Company finds that Subscriber has either provided false KYC/AML information or documentation, or if the Company finds that Subscriber has violated AML laws in the United States and/or Canada, or the jurisdiction within which the Subscriber resides.

(l)	He/she does not reside in a country in which the Company has explicitly stated it is not making the offer available, such list of countries to be updated by the Company from time to time at its sole discretion.

(m)	He/she is in compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended, and is not on any governmental authority watch list and in compliance with any other AML requirements.

Verb Technology Company, Inc. – Subscription Agreement

(n)	The Subscriber is not, nor is any person or entity controlling, controlled by or under common control with the Subscriber, acting, directly or indirectly:

	1.	in contravention of any applicable laws and regulations, including anti-money laundering regulations or conventions;

	2.	on behalf of terrorist or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or on any lists or resolutions issued by the United Nations (whether through the Security Council or otherwise) pursuant to which dealings with persons specified therein are prohibited, restricted or discouraged, as such lists may be amended from time to time;

	3.	for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure unless the board of directors of the Company, after being specifically notified by the Subscriber in writing that it is such a person, conducts further due diligence and determines that the Subscriber shall be permitted to enter into this Agreement; or

	4.	as trustee, agent, representative or nominee for a foreign shell bank.

(o)	If Subscriber is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Common Stock or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Common Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Common Stock. Subscriber’s subscription and payment for and continued beneficial ownership of the Common Stock will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

(p)	The Social Security Number (SSN) or Tax Identification Number (TIN) of the Subscriber set forth is true, accurate, and complete. The Subscriber understands and agrees that there may be material tax consequences to it of an acquisition, holding, or disposition of the Common Stock. The Company gives no opinion and makes no representations with respect to the tax consequences under U.S., state, local, or foreign tax law of the acquisition, holding, or disposition of the Common Stock, and the Subscriber acknowledges that it is solely responsible for determining the tax consequences of its investment.

(q)	In reaching the decision to purchase the Common Stock, the Subscriber has carefully evaluated his/her financial resources and investment position and the risk associated with this investment. Subscriber acknowledges he/she is able to bear the economic risk of this investment.

Verb Technology Company, Inc. – Subscription Agreement

(r)	By electing to participate in this investment, the Subscriber realizes that the Subscriber may lose his/her entire investment. The Subscriber further acknowledges that his/her financial condition is such that the Subscriber is not under any present necessity or constraint to dispose of the Common Stock to satisfy any existing or contemplated debt or undertaking.

(s)	The Subscriber acknowledges that all decisions regarding the management of the Company will be made by the officers of Company, and that the Subscriber will have no opportunity to have any input on management decisions.

(t)	The Company, including its agents and partners, has not made any other representations or warranties to the Subscriber, or rendered any investment or tax advice except as specifically contained herein.

(u)	The Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto.

(v)	The Subscriber acknowledges that the Company and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the acknowledgments, representations, or agreements deemed to have been made by it are no longer accurate, it shall promptly notify the Company in writing.

(w)	The Subscriber has reviewed, understands and agrees to comply with the investor notices set forth on Exhibit A hereto.

6.	Indemnification. The Subscriber agrees to indemnify and hold harmless the Company, its agents, and partners, against any damage, loss, expense, or cost, including reasonable attorneys’ fees, sustained as a result of any misstatement or omission on the Subscriber’s part.

7.	Obligations Irrevocable. The obligations of the Subscriber hereunder shall be irrevocable, except with the written consent of the Company.

8.	Rejection of Subscription: The Company reserves the right to reject any subscription in whole or in part, in the Company sole discretion. Subscriptions need not be accepted in the order received, although the Common Stock may be allocated among investors who subscribed early in the offering and for significant sums.

Verb Technology Company, Inc. – Subscription Agreement

9.	Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged, or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge, or termination is sought.

10.	Assignability. Neither this Agreement nor any right, remedy, obligation, or liability arising hereunder or by reason hereof shall be assignable by the Subscriber without the prior written consent of the Company.

11.	Applicable Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, United States. The parties hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of California and the Federal courts of the United States of America located in Orange County, California for purposes of any suit, action or other proceeding arising from this Agreement and the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts. Each of the parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute. In the event any legal or equitable proceeding is brought by either party to enforce against the other party any of the terms or conditions of this Agreement, the prevailing party shall be entitled to recover from the other party its reasonable costs and expenses, including without limitation reasonable attorneys’ fees, costs of defense and expenses paid or actually incurred in good faith.

12.	Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

13.	Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

14.	Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or by electronic mail:

If to the Company, to the following address:

VERB TECHNOLOGY COMPANY, INC.

Attn: Rory J. Cutaia

2210 Newport Blvd, Ste. 200

Newport Beach, CA 92663

Verb Technology Company, Inc. – Subscription Agreement

If to the Subscriber, to the most recent physical or electronic mail address set forth in the Company’s books and records.

15.	Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

16.	Survival. All representations, warranties, and covenants contained in this Agreement shall survive (i) the acceptance of the subscription by the Company, (ii) changes in the transactions, documents, and instruments which are not material or which are to the benefit of the Subscriber, and (iii) the death or disability of the Subscriber.

17.	Notification of Changes. The Subscriber hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Common Stock pursuant to this Agreement which would cause any representation, warranty, or covenant of the Subscriber contained in this Agreement to be false or incorrect.

[SIGNATURE PAGE FOLLOWS]

Verb Technology Company, Inc. – Subscription Agreement

VERB TECHNOLOGY COMPANY, INC.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

The undersigned, desiring to purchase Common Stock of Verb Technology Company, Inc., by executing this signature page, hereby executes, adopts and agrees to all terms, conditions and representations of the Subscription Agreement.

a.	(The number of shares of Common Stock the undersigned hereby irrevocably subscribes for is:	______________
(print number of Securities)

b.	(The aggregate purchase price (based on a purchase price of US$1.20 per share) for the Common Stock the undersigned hereby irrevocably subscribes for is:	$_____________
(print aggregate purchase price)

c.	The Common Stock being subscribed for will be owned by, and should be recorded on the Company’s books as held in the name of:

_________________________________

(Print Name of Owners or Co-Owners)

Address: __________________________

__________________________

Email: ____________________________

SSN/EIN: __________________________

EXHIBIT A

INVESTOR NOTICES

THE COMMON STOCK (THE “SECURITIES”) OF VERB TECHNOLOGY COMPANY, INC., A NEVADA CORPORATION (THE “COMPANY”) OFFERED THROUGH THE SUBSCRIPTION AGREEMENT TO WHICH THIS NOTICE IS ATTACHED (THIS “OFFERING”) IS A SPECULATIVE INVESTMENT AND THIS OFFERING INVOLVES SUBSTANTIAL RISKS TO INVESTORS, INCLUDING THE RISK THAT INVESTORS MIGHT LOSE THEIR ENTIRE INVESTMENT IN THE COMPANY. THERE ARE SEVERE RESTRICTIONS ON TRANSFERS OF THE SECURITIES OFFERED IN THIS OFFERING AND THERE IS NO LIQUIDITY IN THIS INVESTMENT. THE SECURITIES OFFERED IN THIS OFFERING MAY BE OFFERED AND SOLD ONLY TO ACCREDITED INVESTORS.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED (A) UNDER SUCH ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AND (B) BY THE TERMS CONTAINED IN THE OFFERING DOCUMENTS FOR THIS OFFERING, INCLUDING, BUT NOT LIMITED TO, THE SUBSCRIPTION AGREEMENT TO WHICH THIS NOTICE IS ATTACHED (COLLECTIVELY, THE “OFFERING DOCUMENTS”).

THE OFFERING DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, THE SECURITIES (NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES) IN ANY STATE OR FOREIGN JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL.

THE RECIPIENT OF THE OFFERING DOCUMENTS MAY NOT SOLICIT, DIRECTLY OR INDIRECTLY (WHETHER THROUGH AN AGENT OR OTHERWISE), THE PARTICIPATION OF ANOTHER PROSPECTIVE INVESTOR OR DELIVER THE OFFERING DOCUMENTS OR ANY REPRODUCTION OF THE OFFERING DOCUMENTS, IN WHOLE OR IN PART, TO ANY OTHER PERSON (OTHER THAN HIS AGENTS AND AFFILIATES) WITHOUT THE PRIOR WRITTEN APPROVAL OF THE COMPANY. THE OFFERING DOCUMENTS CONTAIN ALL OF THE REPRESENTATIONS BY THE COMPANY CONCERNING THIS OFFERING AND NO PERSON SHALL MAKE DIFFERENT OR BROADER STATEMENTS THAN THOSE CONTAINED HEREIN. PROSPECTIVE INVESTORS ARE CAUTIONED NOT TO RELY UPON ANY INFORMATION NOT EXPRESSLY SET FORTH IN THE OFFERING DOCUMENTS.

NEITHER THE DELIVERY OF THE OFFERING DOCUMENTS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCE, CREATE ANY IMPLICATION THAT THERE HAS NOT BEEN A CHANGE IN THE AFFAIRS OF THE COMPANY AS REPRESENTED IN THE COMPANY’S RECENT SECURITIES FILINGS WITH THE SECURITIES & EXCHANGE COMMISSION (THE “SEC FILINGS”). THE OFFERING DOCUMENTS SUPERSEDE ALL WRITTEN AND/OR ORAL INFORMATION, IF ANY, RECEIVED BY THE PROSPECTIVE INVESTOR BEFORE THE DATE HEREOF. TO THE EXTENT THAT ANY INFORMATION SET FORTH IN THE OFFERING DOCUMENTS OR ANY SUPPLEMENT THERETO SHALL BE INCONSISTENT WITH SUCH PREVIOUSLY RECEIVED INFORMATION, THE OFFERING DOCUMENTS, ITS SUPPLEMENTS AND RELATED DOCUMENTS SHALL GOVERN.

IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY, THE SEC FILINGS, AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THE OFFERING DOCUMENTS, THE SEC FILINGS OR ANY PRIOR OR SUBSEQUENT COMMUNICATION FROM THE COMPANY OR ANY OTHER PARTY AS LEGAL, BUSINESS OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS, HER OR ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS, TAX AND RELATED MATTERS CONCERNING THIS OFFERING.

THIS OFFERING WILL TERMINATE ON THE EARLIER OF THE DATE ON WHICH SUBSCRIPTIONS FOR ALL THE SECURITIES OFFERED IN THIS OFFERING HAVE BEEN ACCEPTED OR MARCH 31, 2020; PROVIDED, HOWEVER, THE COMPANY MAY, IN ITS SOLE DISCRETION EXTEND THIS OFFERING. THE COMPANY RESERVES THE RIGHT TO WITHDRAW OR MODIFY THIS OFFERING AT ANY TIME PRIOR TO ACCEPTANCE BY THE COMPANY OF SUBSCRIPTIONS TO PURCHASE ALL THE SECURITIES OFFERED IN THIS OFFERING. THE COMPANY, IN ITS SOLE DISCRETION, MAY ACCEPT OR REJECT SUBSCRIPTIONS FOR ANY OR NO REASON.

PRIOR TO THE CONSUMMATION OF A SALE OF ANY OF THE SECURITIES OFFERED IN THIS OFFERING, THE COMPANY WILL MAKE AVAILABLE TO ANY PROSPECTIVE INVESTOR THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, THE COMPANY CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING OR ANY OTHER RELEVANT MATTER, AND TO OBTAIN ANY ADDITIONAL INFORMATION TO THE EXTENT THE COMPANY POSSESSES SUCH INFORMATION OR CAN OBTAIN THE INFORMATION WITHOUT UNDUE EFFORT OR EXPENSE.

ANTI-MONEY LAUNDERING AND ANTI-TERRORIST FINANCING

As part of the Company’s responsibility to comply with regulations aimed at the prevention of money laundering and terrorist financing, and associated increased regulatory requirements with respect to the sources of funds used in investments and other activities, the Company MAY require prospective purchasers to provide documentation verifying, among other things, such purchasers’ and any of their beneficial owners’ identities, and source and use of funds used to purchase any COMMON STOCK in this offering.

The Company also reserves the right to request such identification evidence with respect to an assignee or transferee of any COMMON stock. In the event of delay or failure by a purchaser, assignee or transferee to produce any information required for verification purposes, the Company may refuse to accept or delay the acceptance of any assignment or transfer. In addition, the Company reserves the right to refuse to make any issuance of SECURITIES to a purchaser, assignee, transferee or holder thereof if the Company suspects or is advised that the issuance to such individual or entity might result in a breach or violation of any applicable anti-money laundering or anti-terrorist financing laws.

notiCe to residents in the united arab emirates:

INSOFAR AS THE COMMON STOCK REGULATED AS SECURITIES IN ANY COUNTRY OUTSIDE THE UNITED ARAB EMIRATES, THE OFFERING THEREOF WILL BE DEEMED TO RELATE TO AN OFFER OF FOREIGN SECURITIES AND THEY HAVE NOT BEEN LISTED ON OR REGISTERED WITH THE SECURITIES AND COMMODITIES AUTHORITY (“SCA”) IN THE UNITED ARAB EMIRATES. THE SCA HAS NOT APPROVED OF THIS OFFERING OR TAKEN STEPS TO VERIFY THE INFORMATION SET OUT IN ANY OFFERING OR MARKETING MATERIALS RELATING THERETO, AND HAS NO RESPONSIBILITY FOR THEM. THE COMMON STOCK IS ILLIQUID AND SUBJECT TO RESTRICTIONS ON THEIR RESALE. PROSPECTIVE PURCHASERS THEREOF SHOULD CONDUCT THEIR OWN DUE DILIGENCE ON THEM AND THE ISSUER THEREOF. IF YOU DO NOT UNDERSTAND THE CONTENTS OF ANY OFFERING OR MARKETING MATERIALS RELATING THERETO, YOU SHOULD CONSULT AN AUTHORIZED FINANCIAL ADVISER. FOR THE AVOIDANCE OF DOUBT, ONLY INVESTORS THAT HAVE, OF THEIR OWN INITIATIVE, REQUESTED INFORMATION REGARDING THE COMMON STOCK MAY RECEIVE THIS INFORMATION AND IT IS STRICTLY CONFIDENTIAL AND DOES NOT CONSTITUTE AN OFFER TO THE PUBLIC.

NOTICE TO RESIDENTS IN THE DUBAI INTERNATIONAL FINANCIAL CENTRE:

THE DUBAI FINANCIAL SERVICES AUTHORITY (THE “DFSA”) HAS NO RESPONSIBILITY FOR REVIEWING OR VERIFYING ANY DOCUMENTS IN CONNECTION WITH THE OFFER OF the common stock AND ANYONE PARTICIPATING IN THE OFFER OF THEM IN THE Dubai International Finance Centre (the “DIFC”) WILL NOT ENJOY ANY OF THE INVESTOR PROTECTIONS AVAILABLE UNDER DIFC LAW AND REGULATION.

NOTICE TO RESIDENTS OF CANADA:

THE SECURITIES MAY BE SOLD ONLY TO PURCHASERS PURCHASING AS PRINCIPAL THAT ARE BOTH “ACCREDITED INVESTORS” AS DEFINED IN NATIONAL INSTRUMENT 45-106 PROSPECTUS AND REGISTRATION EXEMPTIONS AND “PERMITTED CLIENTS” AS DEFINED IN NATIONAL INSTRUMENT 31-103 REGISTRATION REQUIREMENTS, EXEMPTIONS AND ONGOING REGISTRANT OBLIGATIONS. ANY RESALE OF THE SECURITIES MUST BE MADE IN ACCORDANCE WITH AN EXEMPTION FROM THE PROSPECTUS REQUIREMENTS AND IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF APPLICABLE SECURITIES LAWS.

NOTICE TO RESIDENTS OF CHINA:

THE SECURITIES ARE NOT BEING, AND MAY NOT BE, OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, WITHIN THE PEOPLE’S REPUBLIC OF CHINA (FOR SUCH PURPOSES, NOT INCLUDING THE HONG KONG AND MACAU SPECIAL ADMINISTRATIVE REGIONS OR TAIWAN, THE “PRC”), EXCEPT AS PERMITTED BY THE SECURITIES AND OTHER LAWS AND REGULATIONS OF THE PEOPLE’S REPUBLIC OF CHINA. THE SECURITIES MAY ONLY BE OFFERED OR SOLD TO PRC PURCHASERS THAT ARE AUTHORIZED TO ENGAGE IN THE PURCHASE OF INSTRUMENTS OF THE TYPE BEING OFFERED OR SOLD. PRC PURCHASERS ARE RESPONSIBLE FOR OBTAINING ALL RELEVANT GOVERNMENT REGULATORY APPROVALS AND LICENSES, VERIFICATION AND/OR REGISTRATION THEMSELVES, AND COMPLYING WITH ALL RELEVANT PRC REGULATIONS, INCLUDING ANY RELEVANT FOREIGN EXCHANGE AND OVERSEAS INVESTMENT REGULATIONS.

NOTICE TO RESIDENTS OF HONG KONG:

SECURITIES MAY NOT BE OFFERED OR SOLD IN HONG KONG BY MEANS OF ANY DOCUMENT OTHER THAN (I) IN CIRCUMSTANCES WHICH DO NOT CONSTITUTE ANY OFFER TO THE PUBLIC WITHIN THE MEANING OF THE COMPANIES (WINDING UP AND MISCELLANEOUS PROVISIONS) ORDINANCE (CAP. 32 OF THE LAWS OF HONG KONG) (THE “CWUMP ORDINANCE”) OR WHICH DO NOT CONSTITUTE AN INVITATION TO THE PUBLIC WITHIN THE MEANING OF THE SECURITIES AND FUTURES ORDINANCE (CAP. 571 OF THE LAWS OF HONG KONG) (“SECURITIES AND FUTURES ORDINANCE”), OR (II) TO “PROFESSIONAL INVESTORS” AS DEFINED IN THE SECURITIES AND FUTURES ORDINANCE AND ANY RULES MADE THEREUNDER, OR (III) IN OTHER CIRCUMSTANCES WHICH DO NOT RESULT IN THIS MEMORANDUM BEING A “PROSPECTUS” AS DEFINED IN THE CWUMP ORDINANCE, AND NO ADVERTISEMENT, INVITATION OR DOCUMENT RELATING TO THE SECURITIES MAY BE ISSUED OR MAY BE IN THE POSSESSION OF ANY PERSON FOR THE PURPOSE OF ISSUE (IN EACH CASE WHETHER IN HONG KONG OR ELSEWHERE), WHICH IS DIRECTED AT, OR THE CONTENTS OF WHICH ARE LIKELY TO BE ACCESSED OR READ BY, THE PUBLIC IN HONG KONG (EXCEPT IF PERMITTED TO DO SO UNDER THE SECURITIES LAWS OF HONG KONG) OTHER THAN WITH RESPECT TO INSTRUMENTS WHICH ARE OR ARE INTENDED TO BE DISPOSED OF ONLY TO PERSONS OUTSIDE OF HONG KONG OR ONLY TO “PROFESSIONAL INVESTORS” IN HONG KONG AS DEFINED IN THE SECURITIES AND FUTURES ORDINANCE AND ANY RULES MADE THEREUNDER.

NOTICE TO RESIDENTS OF THE EUROPEAN ECONOMIC AREA:

IN RELATION TO EACH MEMBER STATE OF THE EUROPEAN ECONOMIC AREA WHICH HAS IMPLEMENTED THE PROSPECTUS DIRECTIVE (EACH, A “RELEVANT MEMBER STATE”), THE SECURITIES AND ANY RELATED DOCUMENTS ARE BEING DISTRIBUTED ONLY TO, AND DIRECTED ONLY AT (AND ANY RELATED PURCHASE ACTIVITY WILL BE ENGAGED ONLY WITH) (A) A LEGAL ENTITY THAT IS A QUALIFIED INVESTOR AS DEFINED IN THE PROSPECTUS DIRECTIVE, (B) FEWER THAN 150 NATURAL OR LEGAL PERSONS (OTHER THAN QUALIFIED INVESTORS AS DEFINED IN THE PROSPECTUS DIRECTIVE), SUBJECT TO OBTAINING THE PRIOR CONSENT OF ANY REPRESENTATIVE FOR ANY SUCH OFFER; OR (C) PERSON THE SALES TO WHOM WOULD BE IN ANY OTHER CIRCUMSTANCE FALLING WITHIN ARTICLE 3(2) OF THE PROSPECTUS DIRECTIVE; PROVIDED THAT NO SUCH TRANSACTION MAY RESULT IN A REQUIREMENT FOR THE PUBLICATION BY THE COMPANY OF A PROSPECTUS PURSUANT TO ARTICLE 3 OF THE PROSPECTUS DIRECTIVE. THE EXPRESSION “PROSPECTUS DIRECTIVE” MEANS DIRECTIVE 2003/71/EC (AS AMENDED), INCLUDING BY DIRECTIVE 2010/73/EU, AND INCLUDES ANY RELEVANT IMPLEMENTING MEASURE IN THE RELEVANT MEMBER STATE. THIS EUROPEAN ECONOMIC AREA SELLING RESTRICTION IS IN ADDITION TO ANY OTHER APPLICABLE SELLING RESTRICTIONS SET FORTH HEREIN.

NOTICE TO RESIDENTS OF THE UNITED KINGDOM:

IN THE UNITED KINGDOM THE SECURITIES ARE BEING DISTRIBUTED ONLY TO, AND ARE DIRECTED ONLY AT (AND ANY PURCHASE ACTIVITY TO WHICH THEY RELATE WILL BE ENGAGED ONLY WITH) (I) INVESTMENT PROFESSIONALS (WITHIN THE MEANING OF ARTICLE 19(5) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005 AS AMENDED (THE “FPO”)); (II) PERSONS OR ENTITIES OF A KIND DESCRIBED IN ARTICLE 49 OF THE FPO; (III) CERTIFIED SOPHISTICATED INVESTORS (WITHIN THE MEANING OF ARTICLE 50(1) OF THE FPO); AND (IV) OTHER PERSONS TO WHOM THEY MAY OTHERWISE LAWFULLY BE COMMUNICATED (ALL SUCH PERSONS TOGETHER BEING REFERRED TO AS “RELEVANT PERSONS”). PERSONS WHO ARE NOT RELEVANT PERSONS SHOULD NOT TAKE ANY ACTION IN CONNECTION WITH THE SECURITIES OR BASED UPON ANY DOCUMENTS USED IN CONNECTION THEREWITH. IT IS A CONDITION OF THE PURCHASER’S ACQUISITION OF THE SECURITIES THAT THE PURCHASER WARRANT TO THE COMPANY, ITS DIRECTORS, AND ITS OFFICERS THAT THE PURCHASER IS A RELEVANT PERSON. THE SECURITIES AND ANY DOCUMENTS USED IN CONNECTION THEREWITH HAVE NOT BEEN APPROVED BY ANY AUTHORIZED PERSON.

NOTICE TO RESIDENTS OF JAPAN:

THE SECURITIES ARE BEING OFFERED TO A LIMITED NUMBER OF QUALIFIED INSTITUTIONAL INVESTORS (TEKIKAKU KIKAN TOSHIKA, AS DEFINED IN THE SECURITIES EXCHANGE LAW OF JAPAN (LAW NO. 25 OF 1948, AS AMENDED)) AND/OR A SMALL NUMBER OF INVESTORS, IN ALL CASES UNDER CIRCUMSTANCES THAT WILL FALL WITHIN THE PRIVATE PLACEMENT EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES EXCHANGE LAW AND OTHER RELEVANT LAWS AND REGULATIONS OF JAPAN. AS SUCH, THE SECURITIES HAVE NOT BEEN REGISTERED AND WILL NOT BE REGISTERED UNDER THE SECURITIES EXCHANGE LAW OF JAPAN. PURCHASERS OF THE SECURITIES AGREE NOT TO RE-TRANSFER OR RE-ASSIGN THE SECURITIES TO ANYONE OTHER THAN NON-RESIDENTS OF JAPAN EXCEPT PURSUANT TO A PRIVATE PLACEMENT EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF, AND OTHERWISE IN COMPLIANCE WITH, THE SECURITIES EXCHANGE LAW AND OTHER RELEVANT LAWS AND REGULATIONS OF JAPAN.

NOTICE TO THE RESIDENTS OF THE RUSSIAN FEDERATION:

THE SECURITIES AND ANY RELATED DOCUMENTS ARE NOT AN OFFER, OR AN INVITATION TO MAKE OFFERS, TO SELL, PURCHASE, EXCHANGE OR OTHERWISE TRANSFER SECURITIES OR FOREIGN FINANCIAL INSTRUMENTS TO OR FOR THE BENEFIT OF ANY PERSON OR ENTITY RESIDENT, INCORPORATED, ESTABLISHED OR HAVING THEIR USUAL RESIDENCE IN THE IN THE RUSSIAN FEDERATION, EXCEPT “QUALIFIED INVESTORS” (AS DEFINED UNDER RUSSIAN SECURITIES LAWS) TO THE EXTENT PERMITTED UNDER RUSSIAN SECURITIES LAWS. THE SECURITIES AND ANY DOCUMENTS USED IN CONNECTION THEREWITH ARE NOT AN ADVERTISEMENT IN CONNECTION WITH THE “PLACEMENT” OR A “PUBLIC CIRCULATION” (AS BOTH TERMS ARE DEFINED UNDER RUSSIAN SECURITIES LAW) OF ANY SECURITIES, AND THE SECURITIES ARE NOT INTENDED FOR “PLACEMENT” OR “PUBLIC CIRCULATION” IN THE RUSSIAN FEDERATION, IN EACH CASE UNLESS OTHERWISE PERMITTED UNDER RUSSIAN SECURITIES LAWS. NEITHER THE SECURITIES NOR A PROSPECTUS RELATING HERETO HAVE BEEN OR WILL BE REGISTERED WITH THE CENTRAL BANK OF THE RUSSIAN FEDERATION.

NOTICE TO RESIDENTS OF SINGAPORE:

THE SECURITIES AND ANY DOCUMENTS USED IN CONNECTION THEREWITH HAVE NOT BEEN REGISTERED AS A PROSPECTUS WITH THE MONETARY AUTHORITY OF SINGAPORE UNDER THE SECURITIES AND FUTURES ACT, CHAPTER 289 OF SINGAPORE (“SFA”). ACCORDINGLY, THE SECURITIES AND ANY OTHER DOCUMENT IN CONNECTION WITH THE OFFER OR SALE, OR INVITATION FOR SUBSCRIPTION OR PURCHASE, THEREOF MAY NOT BE CIRCULATED OR DISTRIBUTED, NOR MAY IT BE OFFERED OR SOLD, OR BE MADE THE SUBJECT OF AN INVITATION FOR SUBSCRIPTION OR PURCHASE, WHETHER DIRECTLY OR INDIRECTLY, TO ANY PERSON IN SINGAPORE OTHER THAN (I) TO AN INSTITUTIONAL INVESTOR UNDER SECTION 274 OF THE SFA, (II) TO A RELEVANT PERSON PURSUANT TO SECTION 275(1), OR ANY PERSON PURSUANT TO SECTION 275(1A), AND IN ACCORDANCE WITH THE CONDITIONS SPECIFIED IN SECTION 275 OF THE SFA, OR (III) OTHERWISE PURSUANT TO, AND IN ACCORDANCE WITH THE CONDITIONS OF, ANY OTHER APPLICABLE PROVISION OF THE SFA. WHERE ANY SECURITIES ARE SUBSCRIBED FOR OR PURCHASED UNDER SECTION 275 OF THE SFA BY A RELEVANT PERSON WHICH IS A TRUST (WHERE THE TRUSTEE IS NOT AN ACCREDITED INVESTOR (AS DEFINED IN SECTION 4A OF THE SFA)) WHOSE SOLE PURPOSE IS TO HOLD INVESTMENTS AND EACH BENEFICIARY OF THE TRUST IS AN ACCREDITED INVESTOR, THE BENEFICIARIES’ RIGHTS AND INTEREST (HOWSOEVER DESCRIBED) IN THAT TRUST SHALL NOT BE TRANSFERABLE FOR 6 MONTHS AFTER THAT TRUST HAS ACQUIRED THE SHARES UNDER SECTION 275 OF THE SFA EXCEPT (I) TO AN INSTITUTIONAL INVESTOR UNDER SECTION 274 OF THE SFA OR TO A RELEVANT PERSON (AS DEFINED IN SECTION 275(2) OF THE SFA), (II) WHERE SUCH TRANSFER ARISES FROM AN OFFER THAT IS MADE ON TERMS THAT SUCH RIGHTS OR INTEREST ARE ACQUIRED AT A CONSIDERATION OF NOT LESS THAN SUS$200,000 (OR ITS EQUIVALENT IN A FOREIGN CURRENCY) FOR EACH TRANSACTION (WHETHER SUCH AMOUNT IS TO BE PAID FOR IN CASH OR BY EXCHANGE OF SECURITIES OR OTHER ASSETS), (III) WHERE NO CONSIDERATION IS OR WILL BE GIVEN FOR THE TRANSFER, (IV) WHERE THE TRANSFER IS BY OPERATION OF LAW, (V) AS SPECIFIED IN SECTION 276(7) OF THE SFA, OR (VI) AS SPECIFIED IN REGULATION 32.

NOTICE TO RESIDENTS OF SOUTH KOREA:

THE SECURITIES AND ANY DOCUMENTS USED IN CONNECTION THEREWITH ARE NOT, AND UNDER NO CIRCUMSTANCES MAY BE CONSTRUED AS, A PUBLIC OFFERING OF SECURITIES IN SOUTH KOREA. NEITHER THE COMPANY NOR ANY PLACEMENT AGENT MAY MAKE ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY PERSON TO ACQUIRE THE SECURITIES UNDER THE LAWS OF SOUTH KOREA, INCLUDING, WITHOUT LIMITATION, INDIRECT INVESTMENT ASSET MANAGEMENT BUSINESS LAW, THE SECURITIES AND EXCHANGE ACT AND THE FOREIGN EXCHANGE TRANSACTION ACT AND REGULATIONS THEREUNDER. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT, SECURITIES INVESTMENT TRUST BUSINESS ACT OR THE SECURITIES INVESTMENT COMPANY ACT OF SOUTH KOREA AND THE SECURITIES MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, OR OFFERED OR SOLD TO ANY PERSON FOR REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN SOUTH KOREA OR TO ANY RESIDENT OF SOUTH KOREA, EXCEPT PURSUANT TO THE APPLICABLE LAWS AND REGULATIONS OF SOUTH KOREA.

NOTICE TO RESIDENTS OF SWITZERLAND:

SECURITIES MAY NOT BE PUBLICLY OFFERED IN SWITZERLAND AND WILL NOT BE LISTED ON THE SIX SWISS EXCHANGE (“SIX”) OR ON ANY OTHER STOCK EXCHANGE OR REGULATED TRADING FACILITY IN SWITZERLAND. SECURITIES AND ANY RELATED DOCUMENTS HAVE BEEN PREPARED WITHOUT REGARD TO THE DISCLOSURE STANDARDS FOR ISSUANCE PROSPECTUSES UNDER ART. 652A OR ART. 1156 OF THE SWISS CODE OF OBLIGATIONS OR THE DISCLOSURE STANDARDS FOR LISTING PROSPECTUSES UNDER ART. 27 FF. OF THE SIX LISTING RULES OR THE LISTING RULES OF ANY OTHER STOCK EXCHANGE OR REGULATED TRADING FACILITY IN SWITZERLAND. NEITHER THE SECURITIES NOR ANY RELATED MARKETING MATERIAL MAY BE PUBLICLY DISTRIBUTED OR OTHERWISE MADE PUBLICLY AVAILABLE IN SWITZERLAND. THE SECURITIES AND ANY RELATED MARKETING MATERIALS HAVE NOT BEEN AND WILL NOT BE FILED WITH OR APPROVED BY ANY SWISS REGULATORY AUTHORITY, PARTICULARLY INCLUDING THE SWISS FINANCIAL MARKET SUPERVISORY AUTHORITY (“FINMA”), AND THEY HAVE NOT BEEN AUTHORIZED UNDER THE SWISS FEDERAL ACT ON COLLECTIVE INVESTMENT SCHEMES (“CISA”). THE PROTECTIONS AFFORDED TO ACQUIRERS OF INTERESTS IN COLLECTIVE INVESTMENT SCHEMES UNDER THE CISA DOES NOT EXTEND TO ACQUIRERS OF THE SECURITIES.

NOTICE TO RESIDENTS OF ISRAEL:

THE COMPANY DOES NOT INTEND TO OFFER THE SECURITIES TO THE PUBLIC IN ISRAEL WITHIN THE MEANING OF THE ISRAELI SECURITIES LAW, 1968, OR OFFER SECURITIES, WITHIN ANY SPECIFIC YEAR, TO MORE THAN 35 OFFEREES RESIDENT IN ISRAEL. EACH OFFEREE MUST AND HEREBY DOES WARRANT TO THE COMPANY THAT IT IS PURCHASING THE SECURITIES FOR INVESTMENT PURPOSES ONLY AND NOT FOR PURPOSES OF RESALE.

NOTICE TO RESIDENTS OF UKRAINE:

THE SECURITIES AND ANY DOCUMENTS USED IN CONNECTION THEREWITH DO NOT CONSTITUTE AN OFFER OF THE SECURITIES IN THE UKRAINE. THE SECURITIES HAVE NOT BEEN OFFERED OR SOLD, AND WILL NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UKRAINE, EXCEPT AS MAY BE PERMITTED BY LAW.

NOTICE TO RESIDENTS OF INDIA:

THE SECURITIES AND ANY DOCUMENTS USED IN CONNECTION THEREWITH AND ANY RELATED DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL TO OR AN OFFER TO BUY INTEREST FROM ANY PERSON OTHER THAN THE PERSON TO WHOM THIS MEMORANDUM HAS BEEN SENT BY THE COMPANY OR ITS AUTHORIZED AGENTS. THE SECURITIES AND ANY DOCUMENTS USED IN CONNECTION THEREWITH SHOULD NOT BE CONSTRUED AS A PROSPECTUS. THE SECURITIES AND ANY DOCUMENTS USED IN CONNECTION THEREWITH ARE NOT BEING OFFERED FOR SALE OR SUBSCRIPTION BUT ARE BEING PRIVATELY PLACED WITH A LIMITED NUMBER OF SOPHISTICATED INVESTORS, AND PROSPECTIVE INVESTORS MUST OBTAIN LEGAL ADVICE THAT THEY ARE ENTITLED TO SUBSCRIBE FOR THESE INSTRUMENTS AND MUST COMPLY WITH ALL RELEVANT INDIAN LAWS IN THIS RESPECT.

NOTICE TO RESIDENTS OF AUSTRALIA:

NO SECURITIES, PLACEMENT DOCUMENT, PROSPECTUS, PRODUCT DISCLOSURE STATEMENT OR OTHER DISCLOSURE DOCUMENT HAS BEEN LODGED WITH THE AUSTRALIAN SECURITIES AND INVESTMENTS COMMISSION (ASIC), IN RELATION TO THIS OFFERING. THE SECURITIES AND ANY DOCUMENTS USED IN CONNECTION THEREWITH AND ANY RELATED DOCUMENTS DO NOT CONSTITUTE A PROSPECTUS, PRODUCT DISCLOSURE STATEMENT OR OTHER DISCLOSURE DOCUMENT UNDER THE CORPORATIONS ACT 2001 (OR THE CORPORATIONS ACT) AND DO NOT PURPORT TO INCLUDE THE INFORMATION REQUIRED THEREFOR. ANY OFFER IN AUSTRALIA OF THE SECURITIES AND ANY DOCUMENTS USED IN CONNECTION THEREWITH MAY ONLY BE MADE TO “SOPHISTICATED INVESTORS” (WITHIN THE MEANING OF SECTION 708(8) OF THE CORPORATIONS ACT), “PROFESSIONAL INVESTORS” (WITHIN THE MEANING OF SECTION 708(11) OF THE CORPORATIONS ACT) OR OTHERWISE PURSUANT TO ONE OR MORE EXEMPTIONS CONTAINED IN SECTION 708 OF THE CORPORATIONS ACT SO THAT IT IS LAWFUL TO OFFER THE SECURITIES AND ANY DOCUMENTS USED IN CONNECTION THEREWITH WITHOUT DISCLOSURE TO INVESTORS UNDER CHAPTER 6D OF THE CORPORATIONS ACT. THE SECURITIES AND ANY DOCUMENTS USED IN CONNECTION THEREWITH MUST NOT BE OFFERED FOR SALE IN AUSTRALIA IN THE PERIOD OF 12 MONTHS AFTER THE DATE OF ALLOTMENT UNDER THIS OFFERING, EXCEPT IN CIRCUMSTANCES (I) WHERE DISCLOSURE TO PURCHASERS UNDER CHAPTER 6D OF THE CORPORATIONS ACT WOULD NOT BE REQUIRED PURSUANT TO AN EXEMPTION UNDER SECTION 708 OF THE CORPORATIONS ACT OR OTHERWISE OR (II) WHERE THE OFFER IS PURSUANT TO A DISCLOSURE DOCUMENT WHICH COMPLIES WITH CHAPTER 6D OF THE CORPORATIONS ACT. ANY PERSON ACQUIRING THE SECURITIES AND ANY DOCUMENTS USED IN CONNECTION THEREWITH MUST OBSERVE SUCH AUSTRALIAN ON-SALE RESTRICTIONS.

NOTICE TO RESIDENTS OF THAILAND:

THE SECURITIES AND ANY DOCUMENTS USED IN CONNECTION THEREWITH HAVE NOT BE APPROVED BY THE OFFICE OF THE THAI SECURITIES EXCHANGE COMMISSION (“TSEC”), AND NO REGISTRATION STATEMENT AND DRAFT PROSPECTUS HAVE BEEN FILED WITH THE TSEC AND HAVE BECOME EFFECTIVE, IN RELIANCE ON APPLICABLE EXEMPTIONS FROM SUCH REQUIREMENTS, INCLUDING FOR OFFERS TO “INSTITUTIONAL INVESTORS” UNDER THE SECURITIES AND EXCHANGE ACT AND ANY RELATED ACT OR RULES.

NOTICE TO RESIDENTS OF BRAZIL:

THE OFFER OF SECURITIES HAVE NOT BEEN AND WILL NOT BE ISSUED NOR PLACED, DISTRIBUTED, OFFERED OR NEGOTIATED IN THE BRAZILIAN CAPITAL MARKETS. NEITHER THE COMPANY NOR THE ISSUANCE OF SECURITIES HAVE BEEN OR WILL BE REGISTERED WITH THE BRAZILIAN SECURITIES AND EXCHANGE COMMISSION (COMISSÃO DE VALORES MOBILIÁRIOS, THE CVM). THEREFORE, NEITHER THE COMPANY NOR ANY OF ITS AGENTS HAS OFFERED OR SOLD, AND WILL NOT OFFER OR SELL, THE SECURITIES IN BRAZIL, EXCEPT IN CIRCUMSTANCES WHICH DO NOT CONSTITUTE A PUBLIC OFFERING, PLACEMENT, DISTRIBUTION OR NEGOTIATION OF SECURITIES IN THE BRAZILIAN CAPITAL MARKETS REGULATED BY BRAZILIAN LEGISLATION.

NOTICE TO RESIDENTS OF ARGENTINA:

THE SECURITIES ARE NOT AUTHORIZED FOR PUBLIC OFFERING IN ARGENTINA AND THEY MAY NOT BE SOLD PUBLICLY UNDER THE ARGENTINE CAPITAL MARKETS LAW NO. 26,831, AS AMENDED. THEREFORE, ANY SUCH TRANSACTION MUST BE MADE PRIVATELY.

NOTICE TO RESIDENTS OF ALL OTHER JURISDICTIONS:

NO ACTION HAS BEEN TAKEN TO PERMIT THE OFFER, SALE, POSSESSION OR DISTRIBUTION OF THE SECURITIES OR ANY RELATED DOCUMENTS IN ANY JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED. THE PURCHASERS ARE REQUIRED TO INFORM THEMSELVES ABOUT, AND TO OBSERVE ANY RESTRICTIONS RELATING TO, THE SECURITIES AND ANY RELATED DOCUMENTS IN THE PURCHASER’S JURISDICTION.